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                                                                  EXHIBIT 10.63

                                                          June 12, 1997

                                ARTIST AGREEMENT


The following confirms the terms of the agreement (the "Agreement") between DOVE AUDIO, INC., 301 N. Canon Drive, Suite #207, Beverly Hills, California 90210 ("Producer") and BAG Productions, Inc. ("Lender") f/s/o Brian Austin Green ("Artist"), c/o Karen Sellars, ICM, 8942 Wilshire Blvd., Beverly Hills, CA 90211 for Artist's services to perform concerning a reading of the Work entitled "ELFIS" by Alan Katz ("Work") for audio recording. The Agreement contains the following terms:

          1. Lender hereby furnishes to Producer the services of Artist to perform a reading of an abridged and/or unabridged version of the Work in connection with the audio recording ("Recording") of the Work. Lender shall cause Artist to render services in accordance with this Agreement and to comply with all of the terms hereof, and Lender shall not permit Artist to violate any provision of this Agreement insofar as they refer to Artist. Lender warrants it has a valid, binding and subsisting written agreement with Artist under which Artist is obligated to render Artist's services exclusively for Lender, and that by the terms of such agreement between Lender and Artist, Lender has the right to enter into this Agreement with Producer for the furnishing of Artist's services to Producer hereunder and to grant to Producer any and all of the services and rights herein set forth.

          2. Producer hereby employs Artist through Lender to render Artist's services to read the Work for audio recording. Producer shall notify Artist in advance of the date(s) of the recording sessions, with such dates to be mutually approved.

          3. As full and complete consideration for any and all services performed and rights granted to Producer by Lender or Artist hereunder, Producer shall pay Lender the sum of Nine Hundred USD ($900.00) plus pension, health and welfare to payments and any other payments required by the applicable AFTRA code upon Artist's complete recording of the Work acceptable to Producer. For purposes of payroll, Entertainment Partners will be considered the employee of record.

          4. Lender and Artist hereby agree that Producer shall pay directly to Lender all of the compensation that would have been payable to Artist had Artist rendered services directly to Producer in the first instance, and Producer shall not be obligated to make any such payments of any nature whatsoever to Artist. In no event shall Lender's failure to pay any amounts to Artist be deemed to constitute a breach of this Agreement by Producer.

          5. Artist's services hereunder shall be rendered as an employee of Lender, and Lender hereby agrees that it will fully perform and discharge, and that Producer shall have no responsibility or liability on account of, any obligations of an employer with respect to Artist and




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Artist's services hereunder, including, but not limited to, the withholding and/or payment of any sum required to be withheld and/or paid by such employer to any governmental authority based on or resulting from the services rendered by Artist hereunder or the compensation paid to Lender for such services, including, without limitation, payroll taxes, and Lender agrees to and does hereby indemnify and hold harmless Producer from and against such liability or obligation.

          6. Producer shall have the perpetual and exclusive right, throughout the universe, to publish and distribute, and/or cause or authorize third parties to publish and distribute, reproductions of the Recordings in the form of phonograph records, audio cassettes, compact discs, or by any other method, means or process of embodying and/or transmitting spoken words now known or hereafter devised, for the full term of copyright, including renewals and extensions. The format in which the Recording is to be produced and distributed, the manner of distribution, the nature and extent of advertising and promotion, prices and discount schedules and the packaging to be utilized shall be in Producer's sole discretion. Nothing herein shall be deemed to obligate Producer to use or otherwise exploit the Recording.

          7. Lender hereby grants to Producer, exclusively and perpetually, all present or hereafter existing rights of every kind or character whatsoever, whether or not such rights are now known, recognized or contemplated, and the complete unconditional and unencumbered title throughout the universe in and to the results and proceeds of Artist's services and performances pursuant to this Agreement and any and all material, writings, ideas, or dialogue composed, submitted or interpolated by Artist in connection with the preparation or production of the audio recording of the Work (the "Material"). All the Material, and the copyright therein shall automatically become the property of the Producer, which shall be the author thereof, it being agreed and acknowledged that all of the Material is a work specially ordered or commissioned for use as a part of the audio recording of the Work and constitutes a work-made-for-hire within the meaning of the Copyright Laws of the United States, or any similar laws throughout the world.

          8. It is understood that Artist's services and the results and proceeds of such services shall be rendered on a work-made-for-hire basis within the meaning of the Copyright Laws of the United States, or any similar laws throughout the world, and all now known or hereafter existing rights of every kind, throughout the universe, in perpetuity and in all languages, for all now known or hereafter existing uses and forms of the audio recording of the Work, including without limitation all copyrights and renewals and extensions thereof, shall be owned solely and exclusively by Producer, and the foregoing shall be a full and complete assignment to Producer thereof.

          9. Lender warrants that Artist is free to enter into this Agreement and to perform in accordance with its terms; that no lien, claim or encumbrance exists against the results or proceeds of Artist's services herein, and there are no conflicts with the rights granted herein nor any interference with Producer's full enjoyment thereof. Lender shall indemnify and hold harmless Producer, its officers, directors, employees, licensees, distributors, successors and assigns, from and against any cost, damage, liability, loss or expense, including attorney's fees and costs, arising from or related to the breach or alleged breach of the foregoing warranties.







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          10. Producer shall have the right to use the name and likeness of, and biographical information concerning Artist on the Recordings and the packaging thereof, and any and all advertising, publicity and/or promotion relating thereto.

          11. Upon commencement of distribution, Producer shall provide Artist with five (5) complimentary copies of the Recordings.

          12. Artist shall not perform on other recordings of the text of the Work, or any excerpts therefrom, without Producer's prior written approval, for as long as the Recordings are in print and available for sale. Artist may perform in motion pictures, television programs or any other dramatizations of the Work.

          13. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, assigns and/or licensees.

          14. Lender and Artist agree that no default by Producer shall cause Lender or Artist irreparable damages entitling Lender or Artist to an injunction or other equitable relief; it being agreed that Lender and/or Artist shall be entitled to seek only monetary damages, if any, for a default by Producer hereunder.

          15. Any controversy arising under any provision of this Agreement shall be settled by arbitration in Los Angeles, California by the American Arbitration Association under its rules as in effect on the date of delivery of demand for arbitration. Any award resolved thereunder may be confirmed by the Superior Court of the State of California, County of Los Angeles. Regardless of its place of physical execution, it is being made under, and shall be interpreted in accordance with the laws of the state of California applicable to contracts wholly to be performed therein.

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          16. If any provision of this Agreement, as applied to any party or to any circumstance, shall be found to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of any such provision in any other circumstance, or the validity or enforceability of this Agreement.

          17. This Agreement contains the entire understanding of the parties hereto, and may not be modified, nor shall any waiver be effective, unless in writing and signed by all the parties hereto.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.




AGREED TO AND ACCEPTED BY:


BAG PRODUCTIONS,                                  DOVE AUDIO, INC.
INC.


By :                                              By:
     Brian Austin Green                                   Michael Viner


Its:                                              Its:    President


Fed. ID #: 95-4355626



I AGREE TO ABIDE BY THE TERMS AND CONDITIONS
SET FORTH HEREIN:



Brian Austin Green